American Funds
Insurance Series®

Prospectus Supplement

dated May 11, 2011
(for Class 1 shares prospectus and Class 2 shares prospectus dated May 1, 2011)

1.    The second paragraph under the heading "Mortgage Fund – Mortgage-related securities" in the "Investment objectives, strategies and risks" section of the Class 1 shares prospectus and Class 2 shares prospectus is amended in its entirety to read as follows:

"The fund will invest primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities and non-government mortgage-related securities that are rated in the Aaa or AAA rating category (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest a portion of its assets in mortgage-related securities rated in the Aa/AA and A rating categories (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in securities of issuers domiciled outside the United States; however, all such securities will be U.S. dollar denominated. The fund may also invest a portion of its assets in debt issued by federal agencies."

Please keep this supplement with your prospectus

INAFBS-005-0511O   CGD/8024-S30362

American Funds Insurance Series®

Statement of Additional Information Supplement
dated May 11, 2011
(for statement of additional information dated May 1, 2011)

1.      The language under the heading “Mortgage Fund” in the “Certain investment limitations and guidelines” section of the statement of additional information is amended in its entirety to read as follows:

Mortgage Fund

General

•
Under normal market conditions, the fund will invest at least 80% of its assets in mortgage-related securities, including, but not limited to, residential mortgage-backed securities and commercial mortgage-backed securities, federal agency debentures, contracts for future delivery of mortgage-related securities (such as to be announced (TBA) contracts and mortgage dollar rolls), and other securities collateralized by mortgage loans. Compliance with certain asset diversification requirements in the Internal Revenue Code applicable to insurance company separate accounts and their underlying funding vehicles may, at times, restrict the fund’s ability to invest at least 80% of its assets in mortgage-related securities.

•
The fund will invest at least 80% of its assets in mortgage-related securities that are sponsored or guaranteed by the U.S. government, including securities issued by government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, and non-government mortgage-related securities that are rated in the Aaa or AAA category by NRSROs or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of those ratings, consistent with the fund's investment policies.

•	The fund may invest up to 5% of its assets in securities that are in the AA, Aa or A ratings category by NRSROs or unrated but determined to be of equivalent quality by the fund’s investment adviser.

•	The fund may invest up to 10% of its assets in securities of issuers domiciled outside the United States; however, all such securities will be U.S. dollar denominated.

Please keep this supplement with your statement of additional information.

Lit No. INAFBS-006-0511O  CGD/8024-S30363